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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):    July 31, 1997
                                                          ----------------------

                             WASHINGTON MUTUAL, INC.
           (Exact name of the Registrant as specified in its charter)


         Washington                   0-25188                  91-1653725
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


    1201 Third Avenue, Seattle, Washington                        98101
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   (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code:    (206) 461-2000
                                                          ----------------------

                                       N/A
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          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.    OTHER EVENTS.

On July 1, 1997, Washington Mutual, Inc. ("Washington Mutual") completed its merger with Great Western Financial Corporation ("GWFC") including its banking subsidiary, Great Western Bank, a Federal Savings Bank ("GWB") and its consumer finance subsidiary, Aristar, Inc. ("Aristar").

For the month of July 1997, the combined operations of Washington Mutual and GWFC produced interest income of $569.5 million and net income of $22.4 million, inclusive of transaction-related charges.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WASHINGTON MUTUAL, INC.



Date: August 12, 1997               By: /s/ Ruthanne M. King
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                                    Ruthanne M. King
                                    Vice President and Assistant Controller